UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 4, 2016

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.
Additional Notes
On March 4, 2016, J.P. Morgan Securities LLC, as representative (the “Representative”) of the several initial purchasers (the “Initial Purchasers”) named in Schedule 1 of that certain Purchase Agreement dated as of February 17, 2016 (the “Purchase Agreement”), notified Invacare Corporation (the “Company”) of its election to purchase $20 million aggregate principal amount of the Company’s 5.00% Convertible Senior Notes due 2021 (the “Additional Notes”), pursuant to the over-allotment option to purchase Additional Notes granted by the Company to the Initial Purchasers under the terms of the Purchase Agreement. The Additional Notes have the same terms, and were issued on March 7, 2016 under the same Indenture with Wells Fargo Bank, National Association, as trustee (the “Indenture”), as the Company’s 5.00% Convertible Senior Notes due 2021 issued on February 23, 2016, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 23, 2016 (the “Notes Form 8-K”). The information set forth in the Notes Form 8-K is incorporated herein by reference. The net proceeds from the sale of the Additional Notes was approximately $19.4 million, after deducting fees payable by the Company. A portion of the net proceeds was used by the Company to pay the cost of the additional convertible note hedge transactions (after such cost is partially offset by the proceeds to the Company from the sale of the additional warrant transactions), as described below.
Additional Convertible Note Hedge and Warrant Transactions
In connection with the exercise of the over-allotment option to purchase the Additional Notes, on March 4, 2016, the Company entered into additional convertible note hedge transactions (the “Additional Note Hedge Transactions”) with JPMorgan Chase Bank, National Association, London Branch and Wells Fargo Bank, National Association (the “Option Counterparties”) on the same terms as the convertible note hedge transactions described in the Notes Form 8-K. On March 4, 2016, the Company also entered into additional separate, privately negotiated warrant transactions with the Option Counterparties (the “Additional Warrant Transactions”) in which it sold net-share-settled warrants to the Option Counterparties initially relating to the same number of the Company’s common shares initially underlying the Additional Notes, subject to customary anti-dilution adjustments. The terms of the Additional Warrant Transactions are substantially the same as the terms of the warrant transactions described in the Notes Form 8-K.
The net cost to the Company of the Additional Note Hedge Transactions was $2.08 million (after the cost of the Additional Note Hedge Transactions was partially offset by the proceeds to the Company from the sale of warrants in the Additional Warrant Transactions).
The Additional Note Hedge Transactions and the Additional Warrant Transactions are separate transactions, in each case, entered into by the Company with the Option Counterparties, and are not part of the terms of the Additional Notes and will not affect any holder’s rights under the Additional Notes. Holders of the Additional Notes will not have any rights with respect to the Additional Note Hedge Transactions or the Additional Warrant Transactions.
The foregoing description of the Additional Note Hedge Transactions and Additional Warrant Transactions is qualified in its entirety by reference to the confirmations for the Additional Note Hedge Transactions and the Additional Warrant Transactions, which are attached as Exhibits 10.1 and 10.2 and Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Additional Notes” is incorporated herein by reference.
Item 3.02     Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
As described in Item 1.01 of this Current Report on Form 8-K, on March 7, 2016, the Company issued $20 million aggregate principal amount of Additional Notes to the Initial Purchasers in a private placement pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the terms of the Purchase Agreement. The Company offered and sold the Additional Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by such Initial Purchasers to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Unless and until the Company obtains shareholder approval under applicable New York Stock Exchange rules, the Additional Notes will be convertible, subject to certain conditions, solely into cash. If the Company obtains such shareholder approval, the Additional Notes may be settled in cash, the Company’s common shares or a combination of cash and the Company’s common shares, at the Company’s election (subject to, and in accordance with, the settlement provisions of the Indenture). Neither the Additional Notes nor the underlying common shares (if conversions of the Additional Notes are settled through delivery of common shares) have been registered under the Securities Act or may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Additionally, as described in Item 1.01 of this Current Report on Form 8-K, on March 4, 2016, the Company entered into the Additional Warrant Transactions with the Option Counterparties. Pursuant to the Additional Warrant Transactions, the Company issued warrants to the Option Counterparties initially relating to the same number of common shares of the Company initially underlying the Additional Notes, with a strike price of $22.4175 per share. The number of warrants and the strike price are subject to adjustment under certain circumstances described in the confirmations for the Additional Warrant Transactions. The Company offered and sold the warrants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the warrants nor the underlying common shares (issuable in the event the market price per share of the common shares exceeds the strike price of the warrants (under the terms of the Additional Warrant Transactions) on the date the warrants are exercised) have been registered under the Securities Act. Neither the warrants nor such underlying common shares may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
10.1	Additional Call Option Transaction Confirmation, dated March 4, 2016, between JPMorgan Chase Bank, National Association, London Branch and Invacare Corporation.
10.2	Additional Call Option Transaction Confirmation, dated March 4, 2016, between Wells Fargo Bank, National Association and Invacare Corporation.
10.3	Additional Warrants Confirmation, dated March 4, 2016, between JPMorgan Chase Bank, National Association, London Branch and Invacare Corporation.
10.4	Additional Warrants Confirmation, dated March 4, 2016, between Wells Fargo Bank, National Association and Invacare Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invacare Corporation
(Registrant)

Date: March 7, 2016
By: /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Additional Call Option Transaction Confirmation, dated March 4, 2016, between JPMorgan Chase Bank, National Association, London Branch and Invacare Corporation.
10.2	Additional Call Option Transaction Confirmation, dated March 4, 2016, between Wells Fargo Bank, National Association and Invacare Corporation.
10.3	Additional Warrants Confirmation, dated March 4, 2016, between JPMorgan Chase Bank, National Association, London Branch and Invacare Corporation.
10.4	Additional Warrants Confirmation, dated March 4, 2016, between Wells Fargo Bank, National Association and Invacare Corporation.